[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) INTERNATIONAL
                              GROWTH FUND

                              SEMIANNUAL REPORT o NOVEMBER 30, 2000

                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 30)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The first year of the new century has been a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. As the year comes to a close, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

    o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by more than 20 percentage points for the year to date through November 30, 2000.(2)

    o The Lehman Brothers Government/Corporate Bond Index, a commonly used measure of investment-grade bond performance, delivered a return of 9.69% for the year to date through November 30, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the 12-month period ended November 30, 2000, 72.3% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a double-digit rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see healthy prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate. We believe this may allow inflation to remain low and interest rates to remain stable or to decline, which would be good news for both the stock and bond markets.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

December 15, 2000

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1)Source: The Wall Street Journal, October 10, 2000.

(2)Source: MFS research. For the year to date through November 30, 2000, the Russell 1000 Value Index returned 1.91%, while the Russell 1000 Growth Index returned -19.89%. For the one-, five-, and ten-year periods ended September 30, 2000, the Russell 1000 Value Index returned 8.91%, 17.59%, and 17.88%, respectively; for the same periods, the Russell 1000 Growth Index returned 23.43%, 25.07%, and 21.44%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price- to-book ratios and higher forecasted growth values. Past performance is no guarantee of future results.

(3)For the year to date through November 30, 2000, the Dow Jones Industrial Average returned -8.20%, the Standard and Poor's 500 Composite Index returned -9.55%, and the NASDAQ Composite Index returned -36.16%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. Past performance is no guarantee of future results.

(4)Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2000 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David R. Mannheim]
    David R. Mannheim

For the six months ended November 30, 2000, Class A shares of the fund provided a total return of -7.50%, Class B shares -7.73%, Class C shares -7.77%, and Class I shares -6.84%. These returns, which include the reinvestment of any distributions and capital gains but exclude the effects of any sales charges, compare to returns over the same period of -10.11% and -10.29%, respectively, for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index and the Lipper International Funds Index (the Lipper Index). During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -11.15%. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index of developed- country global stock markets, excluding the United States, Canada, and the South African mining component. The Lipper mutual fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective fund classifications, adjusted for the reinvestment of capital gain distributions and income dividends.

Q. Although the fund outperformed its benchmarks and its Lipper peers, returns were still negative. Could you explain what affected performance over the period?

A. Two major factors hurt performance. First, the global market correction that began in the technology sector in March continued throughout the period and dragged down the overall market. A second negative factor was the strengthening of the dollar in relation to the euro. Since our results must always be converted back into U.S. dollars, any profits we make on European equities are decreased if the euro declines against the dollar. The good news, however, is that a falling euro may be a positive factor for overseas firms competing against dollar-based companies, especially in the longer term. In the United States, for example, a weak euro makes European goods cheaper and more competitive, which may ultimately benefit stock prices of European companies.

   In a very challenging market environment, we believe the fund's strategy of diversification across market sectors, combined with strong individual stock selection, was the major factor that led us to deliver relative outperformance. In the period preceding the correction, our holdings in technology and telecommunications stocks allowed the fund to benefit from a powerful rally in those areas. Even during the rally, however, we were wary of stocks that our research indicated were selling at overly high valuations, or stock prices in relation to projected earnings. We believe this helped us suffer somewhat less pain when the market began to correct in March. Since last spring, the strongest sectors have been areas outside of technology characterized by slower growth but steadier earnings, and our recent performance has been driven largely by our holdings in insurance, health care, and energy companies.

   What happened in the insurance, health care, and energy areas prior to the correction was that valuations had gone down -- not necessarily because these companies were having fundamental problems but because investors became enamored with technology firms that were seen as having more exciting growth prospects. Our research identified this environment as an opportunity to build positions in several of these less glamorous companies at attractive prices.

   In the insurance area, we believed that property and casualty insurers were poised for a cyclical upturn due to price increases after a couple of very difficult years and that life insurers were going to benefit from premium increases and strong sales of annuity products. When the market rotated away from technology, our holdings in companies such as QBE Insurance appreciated.

   In the health care area, we noticed about a year ago that companies that had solid fundamental growth and that historically had traded at valuations 20% to 30% higher than the market average were trading at discounts to the market. Our research indicated that some of these companies would continue to grow earnings steadily, albeit not at the torrid pace expected of technology companies but perhaps more reliably. We used the opportunity to build positions in companies such as Sanofi-Synthelabo, a global pharmaceutical firm headquartered in Paris. This firm and several other health care holdings delivered solid performance as investors fled the technology sector in search of relatively safer havens.

   In 1999, when energy stocks were out of favor due to low oil and gas prices, MFS(R) analysts identified several exploration and production companies as undervalued opportunities. We were already building our positions in these firms when oil and gas prices started to rally about a year ago, and holdings such as Anderson Exploration in Canada have been strong performers through the end of the period. Recently, however, we have been reducing our positions in some exploration and production companies as their stocks have reached what we consider to be full valuations.

Q. What do you believe will be strong areas for the fund going forward?

A. We see health care continuing to have solid long-term growth prospects, with projected earnings growth in the mid teens for our holdings in the sector. Although valuations for these companies have risen as the market has recognized their potential, we're still comfortable with our positions. If these stocks were to rise to levels we considered overvalued, however, we would decrease our holdings. Insurance is another area that we think continues to offer growth potential, for the reasons stated earlier.

   In financial services, although banks in general have not been good performers, we believe one attractive area is banking firms that are heavily involved in the ongoing Asian economic recovery. We've increased our positions in HSBC Holdings, a global banking franchise that does a large part of its business in Hong Kong and other parts of Asia; Standard Chartered, a U.K.- headquartered emerging market bank with most of its business in Asia; and Oversea-Chinese Bank and Overseas Union Bank, both headquartered in Singapore.

   Finally, we should note that despite the correction in technology, we're still bullish on several areas of the sector. In fact, the correction offered us what we felt were bargain prices on firms that our research indicated were still fundamentally strong companies with great long-term prospects. We added to our positions in companies we view as industry leaders, such as French telecommunications equipment supplier Alcatel. And although performance of telecommunications stocks was poor in the second half of the period, we're still quite confident in the long-term growth prospects of cellular operators Vodafone and NTT DoCoMo.

Q. How do you use MFS Original Research(R) to uncover new opportunities?

A. ProSieben, a German television broadcaster, offers a good example. The German television market had been lagging that of other European countries in terms of advertising growth, a major driver of TV station profits. For that reason, the stock of ProSieben was depressed. But our European media analyst believed that two things were about to happen. First, we expected consolidation in German broadcasting that would give ProSieben more power to raise advertising rates. Second, we felt advertising growth in Germany was about to accelerate as it had in much of the rest of Europe. Our outlook led us to accumulate a large position in ProSieben when our research indicated it had one of the lowest valuations of any European broadcaster. Subsequently, we witnessed the beginning of the industry consolidation that we expected, and the stock price rose significantly in 2000.

Q. Is this a good time to be invested internationally?

A. Yes, we believe it is, for several reasons. First, the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, increased productivity -- appear to us to be spreading around the world. Second, we have found significant valuation opportunities in Europe and Asia, where stocks of strong companies have often sold for lower valuations than what we feel are equally good companies in the United States. And finally, although indications have been that corporate earnings growth in the United States may be slowing, we have seen increasing growth in other regions of the world. Our projections of European growth have increased over those of last year; Japan has moved from negative to positive growth; and in the rest of Asia, recovery from the financial crisis of 1998 appears to us to be accelerating.

 /s/ David R. Mannheim

     David R. Mannheim
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

David R. Mannheim is Senior Vice President of MFS Investment Management(R) and Director of International Equity Portfolio Management. He is portfolio manager of the Global Equity and International Growth portfolios of our mutual funds, variable annuities, institutional accounts, and offshore funds.

David joined MFS in 1988 and was named Vice President and portfolio manager in 1992, Senior Vice President in 1997, and Director of International Portfolio Management in 1999. He is a graduate of Amherst College and the MIT's Sloan School of Management.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
--------------------------------------------------------------------------------

Objective:               Seeks to provide capital appreciation.

Commencement of
investment operations:   October 24, 1995

Class inception:         Class A October 24, 1995
                         Class B October 24, 1995
                         Class C July 1, 1996
                         Class I January 2, 1997

Size:                    $108.0 million net assets as of November 30, 2000


PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2000

CLASS A
                                  6 Months   1 Year  3 Years  5 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                      -7.50%   -3.11%  +15.56%  +25.30%  +25.14%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge              --     -3.11%  + 4.94%  + 4.61%  + 4.49%
--------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge              --     -7.71%  + 3.25%  + 3.60%  + 3.50%
--------------------------------------------------------------------------------

CLASS B
                                  6 Months   1 Year  3 Years  5 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                      -7.73%   -3.60%  +13.67%  +21.98%  +21.74%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge              --     -3.60%  + 4.36%  + 4.05%  + 3.93%
--------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge              --     -7.45%  + 3.44%  + 3.71%  + 3.76%
--------------------------------------------------------------------------------

CLASS C
                                  6 Months   1 Year  3 Years  5 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                      -7.77%   -3.62%  +13.67%  +22.27%  +22.02%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge              --     -3.62%  + 4.36%  + 4.10%  + 3.98%
--------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge              --     -4.58%  + 4.36%  + 4.10%  + 3.98%
--------------------------------------------------------------------------------

CLASS I
                                  6 Months   1 Year  3 Years  5 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                      -6.84%   -1.89%  +18.08%  +28.59%  +28.42%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge              --     -1.89%  + 5.70%  + 5.16%  + 5.03%
--------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, October 24, 1995, through November 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for the periods prior to their inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may be unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2000

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                      16.0%
UTILITIES & COMMUNICATIONS              14.9%
HEALTH CARE                             14.8%
LEISURE                                 12.2%
TECHNOLOGY                               9.1%

TOP 10 STOCK HOLDINGS

AKZO NOBEL N.V.  3.9%                                   CHUGAI PHARMACEUTICAL CO. LTD.  3.1%
Diversified Dutch pharmaceutical and chemical company   Japanese pharmaceutical manufacturer

NOVARTIS AG  3.8%                                       DIAGEO PLC  3.1%
Swiss pharmaceutical firm                               U.K.-headquartered food and beverage
                                                        conglomerate
PROSIEBEN SAT.1 MEDIA AG  3.8%
German broadcasting and multimedia  company             FAST RETAILING CO.  3.0%
                                                        Japanese clothing retailer
VODAFONE GROUP PLC  3.5%
U.K. telecommunications company                         QBE INSURANCE GROUP LTD.  2.9%
                                                        Australian commercial insurance company
NTT DOCOMO, INC.  3.5%
Japanese telecommunications company                     CANON, INC.  2.9%
                                                        Japanese office equipment and imaging
                                                        company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- November 30, 2000

Stocks - 99.7%
------------------------------------------------------------------------------
ISSUER                                                  SHARES           VALUE
------------------------------------------------------------------------------
Foreign Stocks - 97.0%
  Australia - 2.9%
    QBE Insurance Group Ltd. (Insurance)*              645,448    $  3,124,640
------------------------------------------------------------------------------
  Bermuda - 0.3%
    FLAG Telecom Holdings Ltd. (Telecommunications)*    35,500    $    284,000
------------------------------------------------------------------------------
  Brazil - 1.0%
    Embraer-Empresa Brasileira de Aeronautica S.A.,
      ADR (Aerospace and Defense)                       38,920    $  1,072,733
------------------------------------------------------------------------------
  Canada - 4.8%
    Anderson Exploration Ltd. (Oils)*                   55,460    $  1,017,068
    AT&T Canada, Inc. (Telecommunications)*             21,360         599,415
    BCE, Inc. (Telecommunications)                      74,780       2,058,277
    Canadian National Railway Co. (Railroads)           48,714       1,531,446
                                                                  ------------
                                                                  $  5,206,206
------------------------------------------------------------------------------
  Denmark - 0.8%
    Danske Bank (Commercial Banks)                      54,100    $    883,430
------------------------------------------------------------------------------
  Finland - 0.7%
    Elisa Communications Oyj (Telecommunications)       35,812    $    763,206
------------------------------------------------------------------------------
  France - 10.8%
    Alcatel Co. (Telecommunications)                    33,070    $  1,638,999
    Aventis S.A. (Pharmaceuticals)                      14,950       1,171,862
    Banque Nationale de Paris (Banks and
      Credit Cos.)                                      14,050       1,084,823
    Bouygues S.A. (Construction)                        28,370       1,245,720
    Sanofi-Synthelabo S.A. (Medical and Health
      Products)                                         46,860       2,852,135
    Technip S.A. (Construction)                         13,360       1,547,321
    Total Fina Elf S.A., "B" (Oils)                     14,960       2,137,169
                                                                  ------------
                                                                  $ 11,678,029
------------------------------------------------------------------------------
  Germany - 3.8%
    ProSieben Sat.1 Media AG, Preferred
      (Broadcasting)                                              $  4,084,355
------------------------------------------------------------------------------
  Israel - 0.2%
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                      44,385    $    183,088
------------------------------------------------------------------------------
  Japan - 22.2%
    Canon, Inc. (Special Products and Services)         79,000    $  3,098,458
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)   191,000       3,375,349
    Fast Retailing Co. (Retail)                         13,200       3,218,177
    Fuji Heavy Industries Ltd. (Automotive)            144,000       1,016,608
    Hitachi Ltd. (Electronics)                         125,000       1,191,281
    Mikuni Coca-Cola Bottling Co. Ltd. (Food and
      Beverage Products)                                20,000         217,654
    Murata Manufacturing Co. Ltd. (Electronics)          9,400       1,254,350
    NTT DoCoMo, Inc. (Telecommunications)                  147       3,750,879
    Shionogi & Co., Ltd. (Pharmaceuticals)              85,000       1,709,043
    Sky Perfect Communications, Inc. (Broadcast
      Service)*                                             79         128,925
    Sony Corp. (Electronics)                            10,900         821,603
    Sumitomo Electric Industries (Wire & Cable
      Products)                                         92,000       1,571,905
    Tokyo Broadcasting System, Inc. (Entertainment)     71,000       2,624,651
                                                                  ------------
                                                                  $ 23,978,883
------------------------------------------------------------------------------
  Mexico - 1.4%
    Grupo Television S.A. de C.V., GDR (Entertainmen    31,560    $  1,469,512
------------------------------------------------------------------------------
  Netherlands - 11.7%
    Akzo Nobel N.V. (Chemicals)                         89,810    $  4,259,799
    Elsevier N.V. (Publishing)                         149,350       1,886,864
    ING Groep N.V. (Financial Services)*                17,062       1,228,076
    KPN N.V. (Telecommunications)*                      49,484         666,048
    Libertel N.V. (Cellular Telecommunications)*        74,740         861,070
    Philips Electronics N.V. (Electronics)              53,129       1,755,898
    Royal Dutch Petroleum Co. (Oils)                    33,430       2,002,743
                                                                  ------------
                                                                  $ 12,660,498
------------------------------------------------------------------------------
  Norway - 0.4%
    Schibsted ASA (Publishing)                          37,850    $    477,379
------------------------------------------------------------------------------
  Portugal - 0.8%
    Telecel - Comunicacoes Pessoais, S.A.
      (Cellular Telecommunications)*                    86,540    $    890,167
------------------------------------------------------------------------------
  Singapore - 4.2%
    Oversea-Chinese Banking Corp. Ltd. (Banks and
      Credit Cos.)                                     193,000    $  1,298,700
    Overseas Union Bank Ltd. (Banks and Credit Cos.)   539,626       2,431,025
    Singapore Press Holdings Ltd. (Printing and
      Publishing)                                       55,000         856,238
                                                                  ------------
                                                                  $  4,585,963
------------------------------------------------------------------------------
  Spain - 0.9%
    Repsol S.A. (Oils)                                  58,070    $    948,237
------------------------------------------------------------------------------
  Sweden - 2.2%
    Saab AB, "B" (Aerospace)                           327,800    $  2,350,757
------------------------------------------------------------------------------
  Switzerland - 6.5%
    Novartis AG (Medical and Health Products)            2,550    $  4,135,929
    Syngenta AG (Chemicals)*                            48,815       2,193,048
    Synthes-Stratec, Inc. (Medical and Health
      Products)*                                         1,090         660,540
                                                                  ------------
                                                                  $  6,989,517
------------------------------------------------------------------------------
  United Kingdom - 21.4%
    AstraZeneca Group PLC (Medical and Health
      Products)                                         39,476    $  2,009,187
    BP Amoco PLC (Oils)                                232,890       1,815,187
    Capital Radio PLC (Broadcasting)                    32,470         472,933
    Carlton Communications PLC (Broadcasting)          148,120       1,076,597
    CGNU PLC (Insurance)                               102,978       1,558,432
    Diageo PLC (Food and Beverage Products)*           323,201       3,361,845
    HSBC Holdings PLC (Banks and Credit Cos.)*         148,890       1,965,510
    NDS Group PLC, ADR (Internet)*                       1,830          95,961
    Next PLC (Retail)                                  169,230       1,947,854
    Reckitt Benckiser PLC (Consumer Goods and
      Services)                                        110,290       1,404,229
    Royal Bank of Scotland PLC (Banks and
      Credit Cos.)*                                     86,876       1,790,036
    Standard Chartered PLC (Banks and Credit Cos.)     141,960       1,844,776
    Vodafone Group PLC (Telecommunications)*         1,111,351       3,809,891
                                                                  ------------
                                                                  $ 23,152,438
------------------------------------------------------------------------------
Total Foreign Stocks                                              $104,783,038
------------------------------------------------------------------------------
U.S. Stocks - 2.7%
  Cellular Telephones - 0.8%
    Voicestream Wireless Corp.*                          8,100    $    919,350
------------------------------------------------------------------------------
  Oils - 0.7%
    Santa Fe International Corp.                        29,240    $    721,862
------------------------------------------------------------------------------
  Telecommunications - 1.2%
    NTL, Inc.*                                          46,199    $  1,258,923
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $  2,900,135
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $102,231,950)                      $107,683,173
------------------------------------------------------------------------------
Short-Term Obligations - 1.2%
------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
------------------------------------------------------------------------------
    Bank of America, due 12/01/00                   $      237    $    237,000
    Chase Nassau Time Deposit, due 12/01/00                243         243,000
    General Electric Capital Corp., due 12/01/00           235         235,000
    UBS Finance Inc., due 12/01/00                         624         624,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $  1,339,000
------------------------------------------------------------------------------

Repurchase Agreement - 0.1%
------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)            VALUE
------------------------------------------------------------------------------
    Merrill Lynch, dated 11/30/00, due 12/01/00,
      total to be received $100,018 (secured by
      various U.S.  Treasury obligations), at Cost  $      100    $    100,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $103,670,950)                 $109,122,173
Other Assets, Less Liabilities - (1.0)%                             (1,080,823)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $108,041,350
------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
---------------------------------------------------------------------------
NOVEMBER 30, 2000
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $103,670,950)       $109,122,173
  Investments of cash collateral for securities loaned, at
    identified cost and value                                   10,744,996
  Cash                                                              66,335
  Foreign currency, at value (identified cost, $93,905)             88,107
  Receivable for fund shares sold                                  157,342
  Receivable for investments sold                                1,010,322
  Interest and dividends receivable                                162,595
  Other assets                                                       8,144
                                                              ------------
      Total assets                                            $121,360,014
                                                              ------------
Liabilities:
  Collateral for securities loaned, at value                  $ 10,744,996
  Payable for fund shares reacquired                             1,452,230
  Payable for investments purchased                                990,349
  Payable to affiliates -
    Management fee                                                   2,656
    Shareholder servicing agent fee                                    296
    Distribution and service fee                                     2,227
  Accrued expenses and other liabilities                           125,910
                                                              ------------
      Total liabilities                                       $ 13,318,664
                                                              ------------
Net assets                                                    $108,041,350
                                                              ============
Net assets consist of:
  Paid-in capital                                             $ 92,117,464
  Unrealized appreciation on investments and translation of
    assets and liabilities
    in foreign currencies                                        5,434,204
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                       11,008,644
  Accumulated net investment loss                                 (518,962)
                                                              ------------
      Total                                                   $108,041,350
                                                              ============
Shares of beneficial interest outstanding                      6,146,711
                                                               =========

Class A shares:
  Net asset value per share
    (net assets of $53,011,184 / 2,987,432 shares of
     beneficial interest outstanding)                           $17.74
                                                                ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                 $18.62
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $49,247,033 / 2,825,598 shares of
     beneficial interest outstanding)                           $17.43
                                                                ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $5,783,017 / 333,675 shares of
    beneficial interest outstanding)                            $17.33
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $116 / 6.402
    shares of beneficial interest outstanding)                  $18.12
                                                                ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)
------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 2000
------------------------------------------------------------------------------

Net investment loss:
  Income -

    Dividends                                                  $   650,169
    Interest                                                       114,514
    Foreign taxes withheld                                         (89,503)
                                                               -----------
      Total investment income                                  $   675,180
                                                               -----------
  Expenses -
    Management fee                                             $   579,237
    Trustees' compensation                                           8,965
    Shareholder servicing agent fee                                 60,887
    Distribution and service fee (Class A)                         151,210
    Distribution and service fee (Class B)                         275,603
    Distribution and service fee (Class C)                          30,841
    Administrative fee                                               9,363
    Custodian fee                                                  111,620
    Printing                                                        27,368
    Postage                                                         10,646
    Auditing fees                                                   15,816
    Legal fees                                                       1,869
    Amortization of organization expenses                            2,091
    Miscellaneous                                                  111,599
                                                               -----------
      Total expenses                                           $ 1,397,115
    Fees paid indirectly                                            (9,264)
                                                               -----------
      Net expenses                                             $ 1,387,851
                                                               -----------
        Net investment loss                                    $  (712,671)
                                                               -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                    $(1,737,777)
    Foreign currency transactions                                  (26,901)
                                                               -----------
      Net realized loss on investments and foreign
        currency transactions                                  $(1,764,678)
                                                               -----------
  Change in unrealized depreciation -
    Investments                                                $(5,828,823)
    Translation of assets and liabilities in foreign
       currencies                                                   (6,920)
                                                               -----------
      Net unrealized loss on investments and foreign
         currency translation                                  $(5,835,743)
                                                               -----------
        Net realized and unrealized loss on investments
          and foreign currency                                 $(7,600,421)
                                                               -----------
          Decrease in net assets from operations               $(8,313,092)
                                                               ===========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED            YEAR ENDED
                                                               NOVEMBER 30, 2000          MAY 31, 2000
                                                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                    $    (712,671)         $      66,676
  Net realized gain (loss) on investments and foreign
    currency transactions                                            (1,764,678)            20,549,491
  Net unrealized gain (loss) on investments and foreign
    currency translation                                             (5,835,743)             4,796,108
                                                                  -------------          -------------
      Increase (decrease) in net assets from operations           $  (8,313,092)         $  25,412,275
                                                                  -------------          -------------

  Net increase (decrease) in net assets from fund share
    transactions                                                  $  (3,298,776)         $   4,867,725
                                                                  -------------          -------------
      Total increase (decrease) in net assets                     $ (11,611,868)         $  30,280,000
Net assets:
  At beginning of period                                            119,653,218             89,373,218
                                                                  -------------          -------------

  At end of period (including accumulated net investment
    loss of $518,962 and accumulated undistributed net
    investment income
    of $193,709, respectively)                                    $ 108,041,350          $ 119,653,218
                                                                  =============          =============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED MAY 31,
                              SIX MONTHS ENDED         ---------------------------------------------------       PERIOD ENDED
                             NOVEMBER 30, 2000             2000           1999          1998          1997      MAY 31, 1996*
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $19.19           $15.16         $17.78        $16.90        $16.71             $15.00
                                        ------           ------         ------        ------        ------             ------
Income (loss) from investment
 operations# -
  Net investment income (loss)          $(0.09)          $ 0.05         $ 0.01        $(0.01)       $ 0.02             $ 0.03
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                     (1.36)            3.98          (2.20)         1.18          0.32               1.69
                                        ------           ------         ------        ------        ------             ------

      Total from investment
        operations                      $(1.45)          $ 4.03         $(2.19)       $ 1.17        $ 0.34             $ 1.72
                                        ------           ------         ------        ------        ------             ------

Less distributions declared to
  shareholders -
  From net investment income            $ --             $ --           $ --          $(0.22)      $  --               $(0.01)
  From net realized gain on
    investments and foreign
    currency transactions                 --               --            (0.43)        (0.07)        (0.15)              --
                                        ------           ------         ------        ------        ------             ------
      Total distributions declared
        to shareholders                 $ --             $ --           $(0.43)       $(0.29)       $(0.15)            $(0.01)
                                        ------           ------         ------        ------        ------             ------
Net asset value - end of period         $17.74           $19.19         $15.16        $17.78        $16.90             $16.71
                                        ======           ======         ======        ======        ======             ======
Total return(+)                          (7.50)%++        26.58%        (12.30)%        7.08%         2.13%             11.43%++
Ratios (to average net assets)/
 Supplemental data:
    Expenses##                            2.04%+           2.04%          2.01%         2.01%         1.99%              2.24%+
    Net investment income (loss)         (0.92)%+          0.31%          0.09%        (0.08)%        0.13%              0.24%+
Portfolio turnover                          34%             110%           100%          225%           53%                11%
Net assets at end of period
  (000 Omitted)                        $53,011          $60,133        $43,678       $53,659       $56,810            $41,483

  * For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL HIGHLIGHTS - CONTINUED
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED MAY 31,
                              SIX MONTHS ENDED         ---------------------------------------------------       PERIOD ENDED
                             NOVEMBER 30, 2000             2000           1999          1998          1997      MAY 31, 1996*
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $18.89           $15.01         $17.71        $16.82        $16.66             $15.00
                                        ------           ------         ------        ------        ------             ------
Income (loss) from investment
 operations# -
  Net investment loss                   $(0.14)          $(0.04)        $(0.07)       $(0.10)       $(0.07)            $(0.03)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                     (1.32)            3.92          (2.20)         1.19          0.31               1.69
                                        ------           ------         ------        ------        ------             ------

      Total from investment
        operations                      $(1.46)          $ 3.88         $(2.27)       $ 1.09        $ 0.24             $ 1.66
                                        ------           ------         ------        ------        ------             ------

Less distributions declared to
 shareholders -
  From net investment income            $ --             $ --           $ --          $(0.13)       $ --               $ --
  From net realized gain on
    investments and foreign
    currency transactions                 --               --            (0.43)        (0.07)        (0.08)              --
                                        ------           ------         ------        ------        ------             ------
      Total distributions declared
        to shareholders                 $ --             $ --           $(0.43)       $(0.20)       $(0.08)            $ --
                                        ------           ------         ------        ------        ------             ------
Net asset value - end of period         $17.43           $18.89         $15.01        $17.71        $16.82             $16.66
                                        ======           ======         ======        ======        ======             ======
Total return                             (7.73)%++        25.85%        (12.80)%        6.59%         1.56%             11.07%++
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                            2.54%+           2.54%          2.51%         2.51%         2.53%              2.85%+
    Net investment loss                  (1.42)%+         (0.21)%        (0.42)%       (0.57)%       (0.42)%            (0.31)%+
Portfolio turnover                          34%             110%           100%          225%           53%                11%
Net assets at end of period
  (000 Omitted)                        $49,247          $53,764        $41,959       $59,055       $62,958            $43,264

 *For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL HIGHLIGHTS - CONTINUED
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED MAY 31,
                                      SIX MONTHS ENDED  ------------------------------------------------         PERIOD ENDED
                                     NOVEMBER 30, 2000              2000            1999            1998        MAY 31, 1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $18.79            $14.93          $17.62          $16.76               $16.83
                                                ------            ------          ------          ------               ------

Income (loss) from investment operations# -
  Net investment income (loss)                  $(0.13)           $ 0.01          $(0.07)         $(0.10)              $(0.04)
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (1.33)             3.85           (2.19)           1.19                 0.15
                                                ------            ------          ------          ------               ------
      Total from investment operations          $(1.46)           $ 3.86          $(2.26)         $ 1.09               $ 0.11
                                                ------            ------          ------          ------               ------

Less distributions declared to
  shareholders -
  From net investment income                    $ --              $ --            $ --            $(0.16)              $ --
  From net realized gain on investments
    and foreign currency transactions             --                --             (0.43)          (0.07)               (0.18)
                                                ------            ------          ------          ------               ------
      Total distributions declared to
        shareholders                            $ --              $ --            $(0.43)         $(0.23)              $(0.18)
                                                ------            ------          ------          ------               ------
Net asset value - end of period                 $17.33            $18.79          $14.93          $17.62               $16.76
                                                ======            ======          ======          ======               ======
Total return                                     (7.77)%++         25.94%         (12.87)%          6.62%                0.79%++
Ratios (to average net assets)/
 Supplemental data:
    Expenses##                                    2.54%+            2.54%           2.51%           2.52%                2.50%+
    Net investment income (loss)                 (1.42)%+           0.04%          (0.43)%         (0.56)%              (0.27)%+
Portfolio turnover                                  34%              110%            100%            225%                  53%
Net assets at end of period (000 Omitted)       $5,783            $5,756          $3,608          $3,380               $2,397

 * For the period from the inception of Class C shares, July 1, 1996, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL HIGHLIGHTS - CONTINUED
-----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MAY 31,
                                      SIX MONTHS ENDED  --------------------------------------------------       PERIOD ENDED
                                     NOVEMBER 30, 2000              2000              1999            1998      MAY 31, 1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $19.45            $15.26            $17.81          $16.94             $15.90
                                                ------            ------            ------          ------             ------

Income (loss) from investment operations# -
  Net investment income (loss)                  $ 0.05            $(0.07)           $ 0.10          $ 0.10             $ 0.11
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (1.38)             4.26             (2.22)           1.15               0.93
                                                ------            ------            ------          ------             ------
      Total from investment operations          $(1.33)           $ 4.19            $(2.12)         $ 1.25             $ 1.04
                                                ------            ------            ------          ------             ------

Less distributions declared to shareholders -
  From net investment income                    $ --              $ --              $ --            $(0.31)            $ --
  From net realized gain on investments
    and foreign currency transactions             --                --               (0.43)          (0.07)              --
                                                ------            ------            ------          ------             ------
      Total distributions declared to
        shareholders                            $ --              $ --              $(0.43)         $(0.38)            $ --
                                                ------            ------            ------          ------             ------
Net asset value - end of period                 $18.12            $19.45            $15.26          $17.81             $16.94
                                                ======            ======            ======          ======             ======
Total return                                     (6.84)%++         27.54%           (11.94)%          7.65%              6.54%++
Ratios (to average net assets)/
 Supplemental data:
    Expenses##                                    1.54%+            1.59%             1.51%           1.52%              1.52%+
    Net investment income (loss)                  0.54%+           (0.40)%            0.65%           0.59%              1.40%+
Portfolio turnover                                  34%              110%              100%            225%                53%
Net assets at end of period (000 Omitted)       $ --  +++         $ --  +++           $128            $155                $84

   * For the period from the inception of Class I shares, January 2, 1997, through May 31, 1997.
   + Annualized.
  ++ Not annualized.
 +++ Class I net assets were less than $500.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2000, the value of securities loaned was $10,274,309. These loans were collateralized by cash of $10,744,996 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                    SHARES           AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    10,744,996         $10,744,996
                                                ----------         -----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

      First $500 million of average net assets                    0.975%
      Average net assets in excess of $500 million                0.925%

The investment adviser has voluntarily agreed to reduce the management fee to 0.90% for assets in excess of $500 million. This voluntary reduction in the management fee effective October 1, 2000, may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of who receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $2,365 for the six months ended November 30, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $41,686 for the six months ended November 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,461 for the six months ended November 30, 2000. Fees incurred under the distribution plan during the six months ended November 30, 2000, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $171 and $11 for Class B and Class C shares, respectively, for the six months ended November 30, 2000. Fees incurred under the distribution plan during the six months ended November 30, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 2000, were $302, $47,161, and $467 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $40,518,962 and $39,919,953, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $103,670,950
                                                                 ------------

Gross unrealized appreciation                                    $ 16,446,508
Gross unrealized depreciation                                     (10,995,285)
                                                                 ------------
    Net unrealized appreciation                                  $  5,451,223
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A Shares

                                SIX MONTHS ENDED NOVEMBER 30, 2000               YEAR ENDED MAY 31, 2000
                                 ---------------------------------       ---------------------------------
                                        SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          4,864,227       $  93,925,136          17,262,145       $ 308,924,901
Shares reacquired                   (5,010,707)        (97,304,462)        (17,008,605)       (306,103,555)
                                 -------------       -------------       -------------       -------------
    Net increase (decrease)           (146,480)      $  (3,379,326)            253,540       $   2,821,346
                                 =============       =============       =============       =============

Class B Shares

                                SIX MONTHS ENDED NOVEMBER 30, 2000               YEAR ENDED MAY 31, 2000
                                 ---------------------------------       ---------------------------------
                                        SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          1,021,024       $  19,623,026           2,308,759       $  40,847,049
Shares reacquired                   (1,041,000)        (19,972,515)         (2,257,997)        (39,672,150)
                                 -------------       -------------       -------------       -------------
    Net increase (decrease)            (19,976)      $    (349,489)             50,762       $   1,174,899
                                 =============       =============       =============       =============

Class C Shares

                                SIX MONTHS ENDED NOVEMBER 30, 2000               YEAR ENDED MAY 31, 2000
                                 ---------------------------------       ---------------------------------
                                        SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          1,138,882       $  21,349,714           3,099,197       $  52,523,520
Shares reacquired                   (1,111,576)        (20,919,675)         (3,034,523)        (51,469,976)
                                 -------------       -------------       -------------       -------------
    Net increase                        27,306       $     430,039              64,674       $   1,053,544
                                 =============       =============       =============       =============

Class I Shares

                                SIX MONTHS ENDED NOVEMBER 30, 2000               YEAR ENDED MAY 31, 2000
                                 ---------------------------------       ---------------------------------
                                        SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               --         $        --                 7,202       $     119,742
Shares reacquired                         --                  --               (15,586)           (301,806)
                                 -------------       -------------       -------------       -------------
    Net decrease                          --         $        --                (8,384)      $    (182,064)
                                 =============       =============       =============       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. Interest expense incurred on the borrowings amounted to $11,756 for the six months ended November 30, 2000. The average dollar amount of borrowings was $326,272 and the weighted average interest rate on these borrowings was 6.88%. A commitment fee of $439, which is based on the average daily unused portion of the line of credit, is included in miscellaneous expense.

MFS(R) INTERNATIONAL GROWTH FUND

TRUSTEES                                   SECRETARY
J. Atwood Ives + - Chairman and Chief      Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)             ASSISTANT SECRETARY
                                           James R. Bordewick, Jr.*
Lawrence T. Perera + - Partner,
Hemenway & Barnes (attorneys)              CUSTODIAN
                                           State Street Bank and Trust Company
William J. Poorvu + - Adjunct
Professor, Harvard University Graduate     INVESTOR INFORMATION
School of Business Administration          For information on MFS mutual funds,
                                           call your investment professional or,
Charles W. Schmidt + - Private             for an information kit, call toll
Investor Arnold D. Scott* - Senior         free: 1-800-637-2929 any business day
Executive Vice President, Director,        from 9 a.m. to 5 p.m. Eastern time (or
and Secretary, MFS Investment              leave a message anytime).
Management
                                           INVESTOR SERVICE
Jeffrey L. Shames* - Chairman and          MFS Service Center, Inc.
Chief Executive Officer, MFS               P.O. Box 2281
Investment Management                      Boston, MA 02107-9906

Elaine R. Smith + - Independent            For general information, call toll free:
Consultant David B. Stone + -              1-800-225-2606 any business day from
Chairman, North American Management        8 a.m. to 8 p.m. Eastern time.
Corp. (investment adviser)
                                           For service to speech- or
INVESTMENT ADVISER                         hearing-impaired, call toll free:
Massachusetts Financial Services Company   1-800-637-6576 any business day from 9
500 Boylston Street                        a.m. to 5 p.m. Eastern time. (To use
Boston, MA 02116-3741                      this service, your phone must be
                                           equipped with a Telecommunications
DISTRIBUTOR                                Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                        For share prices, account balances,
Boston, MA 02116-3741                      exchanges, or stock and bond outlooks,
                                           call toll free: 1-800-MFS-TALK
CHAIRMAN AND PRESIDENT                     (1-800-637-8255) anytime from a
Jeffrey L. Shames*                         touch-tone telephone.

PORTFOLIO MANAGER                          WORLD WIDE WEB
David R. Mannheim*                         www.mfs.com

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

MFS(R) INTERNATIONAL                                                ------------
GROWTH FUND                                                           PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2001 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                  MIF-3 1/01 25M 86/286/386/886